EXHIBIT (j)(2)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Experts" and to the use of our reports dated November 1, 2002, which are incorporated by reference in this Registration Statement (Form N-1A Nos. 333-76651 and 811-09301) of TIAA-CREF Institutional Mutual Funds.



                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     ERNST & YOUNG LLP

New York, New York
January 27, 2003